EXHIBIT (15)


                           LIMITED POWER OF ATTORNEY

     WHEREAS, American General Life Insurance Company of New York ("AGNY") intends from time to time to file with the SEC, one or more Form N-4 Registration Statement(s) under the Securities Act of 1933 and the Investment Company Act of 1940, on behalf of AGNY and Separate Account E with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

     WHEREAS, the Form N-4 Registration Statement must be signed by AGNY's principal executive officer, principal financial officer and a majority of the members of the Board of Directors or an attorney in fact for those individual members of the Board of Directors;

     NOW THEREFORE, each of the undersigned individuals, in his or her capacity as director or officer of the Company hereby appoints Sandra M. Smith, Associate General Counsel and Secretary of AGNY and Steven A. Glover, Associate General Counsel of AGNY's Sole Shareholder American General Life Insurance Company ("AGL") and each of them, either of whom may act without the joinder of the other, his true and lawful attorney-in-fact and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, any and all Form N-4 Registration Statements and any and all amendments thereto as each said attorney-in-fact shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. The above-named attorneys-in-fact shall each have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with any and all Form N-4 Registration Statements, and any and all amendments thereto, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of each said attorney-in-fact.

Date: July 15, 1997

                                                 /s/RODNEY O. MARTIN, JR.
 ---------------------------                     ---------------------------
 Robert M. Devlin                                Rodney O. Martin, Jr.

 /s/JON P. NEWTON                                /s/JAMES S. D'AGOSTINO, JR.
 ---------------------------                     ---------------------------
 Jon P. Newton                                   James S. D'Agostino, Jr.

 /s/MICHAEL G. ATNIP                             /s/ROBERT F. HERBERT, JR.
 ---------------------------                     ---------------------------
 Michael G. Atnip                                Robert F. Herbert, Jr.

 /s/B. SHELBY BAETZ
 ---------------------------
 B. Shelby Baetz


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

 /s/WILLIAM A. BACAS
 ---------------------------
 William A. Bacas


 /s/JOHN R. CORCORAN
 ---------------------------
 John R. Corcoran


 /s/PATRICIA O. EWERS
 ---------------------------
 Patricia O. Ewers


 /s/THOMAS H. FOX
 ---------------------------
 Thomas H. Fox


 /s/ROBERT J. GIBBONS
 ---------------------------
 Robert J. Gibbons


 /s/WILLIAM J. O'HARA, JR.
 ---------------------------
 William J. O'Hara, Jr.


 /s/ROBERT A. SLEPICKA
 ---------------------------
 Robert A. Slepicka


 /s/GEORGE B. TROTTA
 ---------------------------
 George B. Trotta


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